Putnam
Global
Governmental
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

With most developed countries' economies -- and stock markets -- experiencing varying degrees of distress over the past year, investors have increasingly turned to the safety of high-quality bonds to ride out the storm. The major beneficiaries of this tactic have been the sovereign bonds of the strongest national economies.

Managing a portfolio of global fixed-income securities involves more than simply deciding which are likely to have the best absolute performance. There is also the matter of currency fluctuations, which can have a significant influence on returns. Over the years, Putnam managers have developed a variety of hedging techniques designed to soften the effect of unfavorable exchange rates.

In the following report, Fund Manager D. William Kohli discusses the strategies he employed to produce the positive results posted by Putnam Global Governmental Income Trust during the fiscal year ended October 31, 2001. Bill also offers his views of prospects for your fund in the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

D. William Kohli

Although the 12-month period ended October 31, 2001, was a challenging one for many investors, it was generally favorable for Putnam Global Governmental Income Trust. With global economies slowing, yield curves steepening, and investors generally seeking the higher-quality bonds of sovereign governments, your fund posted solid absolute returns, illustrating the importance of diversifying a well-rounded portfolio into global fixed-income investments. These trends accelerated after the terrorist attacks on September 11 as investors sought refuge in the relative safety of bonds and the global economic outlook worsened.

Total return for 12 months ended 10/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   7.63%   2.49%    6.85%   1.85%    6.94%   5.94%    7.31%   3.83%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

* ECONOMIC ENVIRONMENT FAVORABLE FOR BONDS

While we are pleased with the fund's results, we must note that its performance in comparison to its benchmark, the Salomon Brothers World Government Bond Index, was somewhat below average. This was primarily the result of our hedging strategies, which are designed to reduce volatility attributed to currency fluctuations.

Bonds have performed well in the past 12 months, especially those in the higher-quality sectors. As they have in other historic periods of equity market volatility, economic slowing, and an uncertain economic outlook, the bond markets have provided a haven for investors seeking stability. In the United States, the slowing economy, deteriorating profit outlook, and sharply lower expected inflation caused the Federal Reserve Board to implement one of its most aggressive monetary easing policies ever.



[GRAPHIC OMITTED: horizontal bar chart SAMPLE BOND MARKET RETURNS]

SAMPLE BOND MARKET RETURNS*

(12 months through 10/31/01 in U.S. dollars)

Japan                 -6.34%

Canada                 8.15%

United Kingdom         9.31%

United States         15.30%

Sweden                 6.82%

Denmark               17.41%

Germany               17.30%

Footnote reads:
*Source: J.P. Morgan Securities Inc. The fund's investments in these markets produced returns that may not match those shown. Past performance is no indication of future results.

Since January 1 of this year, the Fed has lowered short-term interest rates 10 times, for a total reduction of 4.50%. (The final 50 basis-point cut occurred on November 6, shortly after the end of your fund's fiscal year.) This has brought the federal funds rate, the bellwether for U.S. short-term rates, down from 6.50% at the beginning of 2001 to 2.00% as this report was being written. This is the lowest level for the fed funds rate in four decades.
Elsewhere around the world, economies slowed and short-term interest rates also declined, though not nearly as much as in the United States. In Canada, Australia, New Zealand, and Europe, the slowing U.S. economy resulted in an outlook for slower growth. Lower commodity prices, along with the slower growth prospects, created a much-reduced threat of inflation. The European Central Bank (ECB), after delaying a rate cut for most of the summer, finally lowered short-term rates by a quarter of a percentage point on August 30 and half a point after September 11.

* YIELD CURVE, FLIGHT TO QUALITY AFFECTED BOND SECTORS

The decline in short-term interest rates (1.5 of the 4.5 percentage-point reduction by the Fed occurred after the terrorist attacks) has caused government bond yield curves around the world to steepen, with the most dramatic effect occurring in the United States. The steepening has been a boon for high-quality sectors, such as U.S. Treasuries. It also helped mortgage-backed securities and high-yield bonds because the wider discrepancy between short- and long-term rates, and between safer and riskier bonds made the added risk of owning riskier, higher-yielding securities worthwhile.


[GRAPHIC OMITTED: horizontal bar chart GEOGRAPHIC DIVERSIFICATION (10/31/01)]

GEOGRAPHIC DIVERSIFICATION (10/31/01)*

United States           48.2%

Italy                   11.9%

France                   8.2%

United Kingdom           7.7%

Germany                  6.6%

Canada                   6.5%

Netherlands              5.2%

Australia                1.9%

New Zealand              1.9%

Spain                    1.5%

Mexico                   1.2%

Brazil                   1.1%

Footnote reads:
*Based on net assets. Country allocations will vary over time.

As a result, prior to September 11, "credit sectors" (those with added credit risk, which in the U.S. market includes everything that is not a U.S. Treasury issue) performed exceptionally well. Even high-yield bonds, which continued to be plagued by volatility stemming from the poor-performing high-default telecommunications sector, showed fairly solid year-to-date performance through the end of August.

"Despite a recent increase in volatility in the bond market, investors who diversified into fixed-income securities have been rewarded over the past 12 months."

-- William Kohli, portfolio manager

The September 11 attacks changed the performance picture for any bonds with risk attached. Investors fled almost exclusively to high-quality, lower-risk investments, and credit spreads (the yield difference between Treasuries and lower-rated bonds) widened to historically high levels. High-yield bond spreads widened to more than 1,000 basis points over Treasuries, which is their widest spread since this market collapsed in 1990.

Despite the perceived panic that this flight to quality represented, it may have accelerated a bottom (as it did in the stock market) for lower-quality bonds, and it certainly created some attractive buying opportunities. In Europe, Canada, and other regions in which your fund invests, similar trends occurred, and the fund's higher-quality government bond holdings performed well.

* FUND'S STRATEGIES HELPED IN THE FIRST HALF, DETRACTED IN THE SECOND HALF

The fund's performance reflects a solid first half, in which it outperformed its benchmark index by almost 2 percentage points. This strong performance was the result of the fund's overweighted (meaning slightly more than the benchmark index) positions in high-yield and emerging markets sectors, an underweighted position in Japan, and overweighted positions in U.S. Treasuries, Canadian bonds, and Australian bonds. Of course, the generally favorable bond market conditions in the first half helped the fund's absolute returns as well.

In the second half of the period, these strategies generally continued to help performance until September 11, when the fund's overweighted positions in high-yield and emerging markets detracted from performance. While the solid performance of the first 10 months of the period kept overall returns respectable, the impact of the final six weeks of the period was felt. The fund also switched to an underweighted position in U.S. Treasuries before the attacks, primarily because management felt that the strong two-year performance from these securities had run its course. However, the unexpected attacks resulted in a Treasury rally, so the underweight position in this sector dampened the fund's relative performance. Management kept the fund significantly underweighted in Japan, which remains bogged down in a severe recession, and this strategy benefited the fund.

Finally, the fund's currency hedging also hurt relative performance, but it remains an important management strategy. This fund is designed to hedge against volatility from currency markets, making returns more even and predictable. As a result, when currency losses negatively affect the fund's unhedged benchmark index, the strategy is beneficial. During this period, however, the dollar weakened against the euro and other currencies, so the fund's hedging strategies prevented it from capturing some of these gains.

The unhedged index benefited because its returns reflect both absolute returns as well as gains from currency appreciation in Europe, Canada, Australia, and New Zealand. Nevertheless, we believe that the volatility-mitigating effects of our hedging strategies are worth sacrificing some gains for more stability when currency fluctuations have a negative influence.

* CONSERVATIVE STRATEGY TO CONTINUE IN THE WAKE OF SEPTEMBER 11 ATTACKS

Since the terrorist attacks on September 11, 2001 have changed the global economic landscape by potentially increasing the time it will take for the U.S. and other economies to recover, we are cautious and have positioned the fund conservatively. We continue to favor the prospects for European bonds over those in the United States, since U.S. bonds have performed so well in the past few years. We believe that the strong, flight-to-quality-performance of U.S. Treasuries will abate, if, as we expect, low short-term interest rates and increases in government spending facilitate a recovery in 2002.

In Europe, we believe that bonds may benefit from fixed-income inflows, as the economy slows significantly in the wake of the attacks. We have overweighted core European markets, such as Germany and the U.K., and have reduced exposure to smaller peripheral markets.

In Japan, we have completely exited the bond market. With overnight rates at zero, there is little chance for longer-term yields to decline. Additional government bond issuance in the face of a currently anemic economy threatens to deteriorate Japan's credit rating even further and increase risk.

In the coming year, we believe global governmental bond markets in the larger economies will remain attractive as investors seek the relative safety of these securities and wait until the outlook for the major global economies becomes clear. As opportunities arise, we will carefully seek ways to enhance your fund's performance within the generally conservative framework that we have planned for the coming year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Any government backing only guarantees that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities may be subject to prepayment risk. Additional risks, including illiquidity and volatility, may be associated with emerging markets securities.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Governmental Income Trust is designed for investors seeking high current income by investing principally in debt securities of foreign and U.S. government entities, including supranational issuers. Preservation of capital and long-term total return are secondary objectives.


TOTAL RETURN FOR PERIODS ENDED 10/31/01

                      Class A             Class B             Class C             Class M
(inception dates)    (6/1/87)            (2/1/94)            (7/26/99)           (3/17/95)
                   NAV      POP        NAV     CDSC        NAV      CDSC       NAV       POP
-----------------------------------------------------------------------------------------------------------
1 year            7.63%    2.49%      6.85%    1.85%      6.94%    5.94%      7.31%      3.83%
-----------------------------------------------------------------------------------------------------------
5 years           4.46    -0.49       0.63    -0.88       0.67     0.67       3.22      -0.17
Annual average    0.88    -0.10       0.13    -0.18       0.13     0.13       0.64      -0.03
-----------------------------------------------------------------------------------------------------------
10 years         48.17    41.16      37.49    37.49      37.53    37.53      44.27      39.60
Annual average    4.01     3.51       3.24     3.24       3.24     3.24       3.73       3.39
-----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)    7.12     6.76       6.26     6.26       6.32     6.32       6.79       6.54
-----------------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/01

                    Salomon Bros.
                     World Govt.            Consumer
                     Bond Index            price index
---------------------------------------------------------------------
1 year                  8.89%                 2.13%
---------------------------------------------------------------------
5 years                16.44                 12.19
Annual average          3.09                  2.33
---------------------------------------------------------------------
10 years               86.76                 29.26
Annual average          6.45                  2.60
---------------------------------------------------------------------
Annual average
(life of fund)          7.21                  3.18
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/91

                                      Salomon Brothers
                Fund's class A        World Government        Consumer price
Date             shares at POP           Bond Index               index

10/31/91             9,425                 10,000                 10,000
10/31/92            10,568                 11,389                 10,320
10/31/93            11,679                 12,753                 10,604
10/31/94            10,986                 13,215                 10,881
10/31/95            12,017                 15,224                 11,186
10/31/96            13,514                 16,040                 11,521
10/31/97            13,971                 16,459                 11,761
10/31/98            13,812                 18,524                 11,929
10/31/99            13,696                 18,069                 12,234
10/31/00            13,116                 17,152                 12,656
10/31/01           $14,116                $18,676                $12,926

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $13,749 and $13,753, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $14,427 ($13,960 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/01

                          Class A         Class B         Class C         Class M
----------------------------------------------------------------------------------------
Distributions
(number)                    12              12              12              12
----------------------------------------------------------------------------------------
Income                   $0.155          $0.134          $0.134          $0.148
----------------------------------------------------------------------------------------
Capital gains               --              --              --              --
----------------------------------------------------------------------------------------
Return of
capital 1                 0.450           0.389           0.389           0.431
----------------------------------------------------------------------------------------
  Total                  $0.605          $0.523          $0.523          $0.579
----------------------------------------------------------------------------------------
Share value:          NAV       POP        NAV             NAV        NAV      POP
----------------------------------------------------------------------------------------
10/31/00            $10.77    $11.31     $10.74          $10.75     $10.72   $11.08
----------------------------------------------------------------------------------------
10/31/01             10.97     11.52      10.94           10.96      10.91    11.28
----------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------
Current
dividend
rate 2                4.70%     4.48%      3.95%           3.94%      4.51%    4.36%
----------------------------------------------------------------------------------------
Current 30-day
SEC yield 3           4.26      4.06       3.51            3.54       4.02     3.88
----------------------------------------------------------------------------------------

1 See page 36.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.




TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                        Class A             Class B              Class C             Class M
(inception dates)       (6/1/87)            (2/1/94)            (7/26/99)           (3/17/95)
                      NAV      POP        NAV     CDSC        NAV      CDSC       NAV       POP
--------------------------------------------------------------------------------------------------
1 year               5.20%    0.17%      4.43%   -0.54%      4.42%    3.43%      4.98%     1.53%
--------------------------------------------------------------------------------------------------
5 years              5.40     0.38       1.53     0.00       1.51     1.51       4.27      0.85
Annual average       1.06     0.08       0.30     0.00       0.30     0.30       0.84      0.17
--------------------------------------------------------------------------------------------------
10 years            48.40    41.34      37.70    37.70      37.65    37.65      44.64     39.93
Annual average       4.03     3.52       3.25     3.25       3.25     3.25       3.76      3.42
--------------------------------------------------------------------------------------------------
Annual average
(life of fund)       7.08     6.72       6.23     6.23       6.27     6.27       6.76      6.51
--------------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

The Salomon Brothers World Government Bond Index is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Global Governmental Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Governmental Income Trust (the "fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2001




THE FUND'S PORTFOLIO
October 31, 2001

FOREIGN GOVERNMENT BONDS AND NOTES (47.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD         411,075 Argentina (Republic of) bonds Ser. 2018,
                    12 1/4s, 2018                                                                     $     172,652
USD         105,000 Argentina (Republic of) bonds Ser. 2031, 12s, 2031                                       46,200
USD         385,000 Argentina (Republic of) bonds 11 3/4s, 2015                                             173,250
USD         365,000 Argentina (Republic of) unsub. notes
                    stepped-coupon, 7s (15 1/2s,
                    6/19/04), 2008 (STP)                                                                    174,288
AUD       5,420,000 Australia (Government of) bonds Ser. 611,
                    5 3/4s, 2011                                                                          2,841,835
USD         420,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                        312,900
USD         320,000 Brazil (Federal Republic of) unsub. notes 11s, 2040                                     212,800
CAD       3,675,000 Canada (Government of) bonds 6 5/8s, 2007                                             1,550,052
CAD      12,005,000 Canada (Government of) bonds 6s, 2011                                                 8,193,517
USD         175,000 Colombia (Republic of) bonds 11 3/4s, 2020                                              170,888
DKK       9,640,000 Denmark (Kingdom of) bonds 6s, 2009                                                   1,281,594
USD         140,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                         91,700
USD          90,000 Ecuador (Republic of) bonds stepped-coupon
                    Ser. REGS, 4s (5s, 8/15/02), 2030 (STP)                                                  36,450
EUR       5,705,000 France (Government of) bonds 5 1/2s, 2010                                             5,522,654
EUR       7,980,000 France (Government of) deb. 4s, 2009                                                  7,009,933
EUR       3,617,250 Germany (Federal Republic of) bonds Ser. 00,
                    5 1/2s, 2031                                                                          3,482,090
EUR       6,710,000 Germany (Federal Republic of) bonds Ser. 99,
                    4s, 2009                                                                              5,954,741
EUR       6,650,000 Italy (Government of) bonds 5 1/4s, 2011                                              6,243,428
EUR       4,670,000 Italy (Government of) bonds 4 3/4s, 2006                                              4,363,035
EUR       6,545,000 Italy (Government of) treasury bonds 5 1/2s, 2010                                     6,268,027
EUR       1,465,000 Italy (Government of) treasury bonds 3 1/4s, 2004                                     1,317,122
NZD       6,795,000 New Zealand (Government of) bonds Ser. 709,
                    7s, 2009                                                                              2,969,673
USD         205,000 Philippines (Republic of) bonds 9 7/8s, 2019                                            167,383
USD         170,000 Philippines (Republic of) notes 10 5/8s, 2025                                           143,225
USD         420,000 Russia (Federation of) bonds 12 3/4s, 2028                                              421,680
USD         605,000 Russia (Federation of) unsub. 8 1/4s, 2010                                              474,925
USD       1,570,000 Russia (Federation of) 144A unsub.
                    stepped-coupon 5s (7 1/2s, 3/31/07), 2030 (STP)                                         748,105
EUR       2,690,000 Spain (Government of) bonds 4s, 2010                                                  2,330,296
USD         125,000 Turkey (Republic of) bonds 11 3/4s, 2010                                                114,063
GBP       4,910,000 United Kingdom Treasury bonds 9s, 2008                                                8,992,743
USD         275,000 United Mexican States bonds 11 3/8s, 2016                                               331,375
USD         150,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                        142,875
USD         295,000 United Mexican States bonds Ser. XW, 10 3/8s, 2009                                      335,563
USD         300,000 United Mexican States notes Ser. A, 9 7/8s, 2010                                        332,250
USD         210,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              139,650
                                                                                                     --------------
                    Total Foreign Government Bonds and Notes
                    (cost $71,719,091)                                                               $   73,062,962
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (25.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (18.3%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
                    Pass-Through Certificates
$         5,384,375 6 1/2s, September 1, 2031                                                        $    5,541,761
          8,080,000 TBA, 6s, November 1, 2016                                                             8,304,705
                    Government National Mortgage Association
                    Pass-Through Certificates
         13,316,953 8s, with due dates from October 15, 2029 to
                    November 15, 2029                                                                    14,093,331
                                                                                                     --------------
                                                                                                         27,939,797

U.S. Treasury Obligations (7.3%)
-------------------------------------------------------------------------------------------------------------------
             85,000 U.S. Treasury Bonds 5 3/8s, February 15, 2031                                            91,349
          4,104,896 U.S. Treasury Inflation Index Notes 3 1/2s,
                    January 15, 2011                                                                      4,267,820
          4,215,000 U.S. Treasury Notes 5s, August 15, 2011                                               4,458,669
          7,955,000 U.S. Treasury Strip zero %, November 15, 2024                                         2,373,056
                                                                                                     --------------
                                                                                                         11,190,894
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $38,392,149)                                                               $   39,130,691

CORPORATE BONDS AND NOTES (14.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
GBP   $     110,000 TDL Infomedia Group, Ltd. bonds 12 1/8s, 2009
                    (United Kingdom)                                                                  $     172,759

Automotive (0.3%)
-------------------------------------------------------------------------------------------------------------------
EUR         190,000 Dana Corp. sr. notes 9s, 2011                                                           148,853
EUR         150,000 Dura Operating Corp. sr. sub. notes Ser. B, 9s, 2009                                    113,463
EUR         150,000 Exide Holding Europe SA bonds 9 1/8s,
                    2004 (France)                                                                            15,884
EUR          70,000 Lear Corp. sr. notes Ser. REGS, 8 1/8s, 2008                                             61,459
EUR          70,000 RJ Tower Corp. company guaranty 9 1/4s, 2010                                             53,737
                                                                                                      -------------
                                                                                                            393,396

Banking (2.1%)
-------------------------------------------------------------------------------------------------------------------
EUR       3,355,000 Deutsche Bahn Finance B.V. bonds 4 7/8s, 2009
                    (Netherlands)                                                                         3,055,921
USD         130,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010
                    (South Korea)                                                                           136,175
                                                                                                      -------------
                                                                                                          3,192,096

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
USD         200,000 British Sky Broadcasting PLC company guaranty
                    6 7/8s, 2009 (United Kingdom)                                                           191,740

Building Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------
EUR         110,000 American Standard Companies, Inc. company
                    guaranty 7 1/8s, 2006                                                                    99,303
EUR       1,000,000 Geberit International AG company guaranty
                    10 1/8s, 2007 (Luxembourg)                                                              453,512
EUR         100,000 Grohe Holding bonds 11 1/2s, 2010 (Germany)                                              96,939
                                                                                                      -------------
                                                                                                            649,754

Cable Television (0.6%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 Callahan Nordrhein Westfalen sr. notes 14 1/8s,
                    2011 (Germany)                                                                           61,234
EUR         700,000 NTL Communications Corp. sr. notes 9 7/8s, 2009                                         327,782
GBP         250,000 NTL, Inc. sr. unsub. Ser. B, 9 1/2s, 2008                                               196,317
EUR          10,000 ONO Finance PLC sr. notes 14s, 2010
                    (United Kingdom)                                                                          6,461
EUR         270,000 ONO Finance PLC sr. notes Ser. REGS, 14s, 2011
                    (United Kingdom)                                                                        167,763
USD         200,000 TeleWest Communications PLC deb. 9 5/8s, 2006
                    (United Kingdom)                                                                        148,000
EUR         150,000 United Pan-Europe NV sr. notes Ser. B, 11 1/4s,
                    2009 (Netherlands)                                                                       17,560
                                                                                                      -------------
                                                                                                            925,117

Chemicals (0.4%)
-------------------------------------------------------------------------------------------------------------------
EUR         130,000 Huntsman ICI Chemicals, Inc. sr. sub. notes
                    10 1/8s, 2009                                                                            93,652
EUR         150,000 Ineos Acrylics Finance PLC company guaranty
                    10 1/4s, 2010 (United Kingdom)                                                           94,553
EUR         320,000 Messer Griesheim Holdings AG sr. notes
                    10 3/8s, 2011 (Germany)                                                                 290,321
EUR         100,000 Vantico Group SA bonds 12s, 2010 (Luxembourg)                                            62,270
                                                                                                      -------------
                                                                                                            540,796

Consumer (--%)
-------------------------------------------------------------------------------------------------------------------
EUR           8,600 Derby Cycle Corp. (The) sr. notes 9 3/8s,
                    2008 (In default) (NON)                                                                   1,227
EUR          30,000 Head Holding GMBH sr. notes 10 3/4s,
                    2006 (Austria)                                                                           26,785
                                                                                                      -------------
                                                                                                             28,012

Containers (--%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 Impress Metal Packaging Holding NV sr. sub.
                    notes 9 7/8s, 2007 (Netherlands)                                                         31,308

Financial (9.3%)
-------------------------------------------------------------------------------------------------------------------
EUR       9,025,000 DSL Finance NV bonds 5 3/4s, 2009 (Netherlands)                                       4,472,323
USD       4,060,000 Federal Home Loan Bank unsub. Ser. 60, 6 7/8s, 2002                                   5,995,565
USD       3,325,000 Fannie Mae 6s, 2011                                                                   3,602,937
EUR         230,000 United Biscuits Finance company guaranty
                    10 5/8s, 2011 (United Kingdom)                                                          225,755
                                                                                                      -------------
                                                                                                         14,296,580

Food (--%)
-------------------------------------------------------------------------------------------------------------------
GBP          50,000 RHM Finance, Ltd. Structured Notes Ser. B1,
                    stepped-coupon 11 1/2s (17 1/4s, 2/28/11),
                    2022 (Cayman Islands) (STP)                                                              74,891

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------------------------------------------
GBP         100,000 Gala Group Holdings PLC sr. notes 12s, 2010
                    (United Kingdom)                                                                        157,781

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
USD         100,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                        106,625

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         210,000 The Manitowoc Company, Inc. sr. sub. notes
                    10 3/8s, 2011                                                                           180,595

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         120,000 Alpha Laval bonds 12 1/8s, 2010 (Sweden)                                                116,327
EUR          75,000 Flowserve Finance B.V. company guaranty
                    12 1/4s, 2010 (Netherlands)                                                              74,629
                                                                                                      -------------
                                                                                                            190,956

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         140,000 Ispat Europe Group SA bonds 11 7/8s, 2011
                    (Luxembourg)                                                                             89,825

Paper & Forest Products (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         200,000 Kappa Beheer B.V. company guaranty 10 5/8s,
                    2009 (Netherlands)                                                                      192,707

Power Producers (0.3%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 Calpine Canada Energy Finance bonds Ser. 1,
                    8 3/8s, 2008 (Canada)                                                                    92,076
GBP         100,000 Calpine Canada Energy Finance sr. notes
                    8 7/8s, 2011 (Canada)                                                                   146,002
USD         170,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                        175,950
                                                                                                      -------------
                                                                                                            414,028

Telecommunications (0.1%)
-------------------------------------------------------------------------------------------------------------------
EUR         200,000 KPNQwest B.V. sr. notes 8 7/8s, 2008 (Netherlands)                                      102,207
EUR         375,000 RSL Communications PLC bonds stepped-coupon
                    zero % (10s, 3/15/03), 2008 (United Kingdom)
                    (In default) (NON) (STP)                                                                  6,906
EUR         500,000 RSL Communications PLC company guaranty
                    stepped-coupon zero % (10 1/8s, 3/1/03), 2008
                    (United Kingdom) (In default) (NON) (STP)                                                13,750
EUR         600,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12.4s, 4/15/03), 2008 (STP)                                                              2,763
                                                                                                      -------------
                                                                                                            125,626

Telephone (0.3%)
-------------------------------------------------------------------------------------------------------------------
EUR         200,000 Colt Telecommunications Group PLC 144A cv.
                    notes 7 5/8s, 2009 (United Kingdom)                                                     126,070
USD         130,000 Energis PLC sr. notes 9 3/4s, 2009 (United Kingdom)                                      96,200
EUR         150,000 PTC International Finance II SA company guaranty
                    10 7/8s, 2008 (Luxembourg)                                                              123,594
USD         100,000 Tele1 Europe B.V. sr. notes 13s, 2009 (Netherlands)                                      28,000
USD         190,000 Versatel Telecom B.V. sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                            62,700
                                                                                                      -------------
                                                                                                            436,564

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
EUR         100,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                               58,533

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
GBP          60,000 Azurix Corp. sr. notes 10 3/8s, 2007                                                     75,037
                                                                                                     --------------
                    Total Corporate Bonds and Notes
                    (cost $26,573,742)                                                               $   22,524,726

COLLATERALIZED MORTGAGE OBLIGATIONS (5.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           488,979 Blackstone Hotel Acquisition Co. jr. mtge.
                    loan FRN 9.794s, 2003 (United Kingdom)                                           $      681,964
                    Euro Loan Conduit 144A
            150,000 FRN Ser. 7A, Class E, 8.493s, 2006
                    (United Kingdom)                                                                        205,042
            250,000 FRN Ser. 7A, Class D, 6.743s, 2006
                    (United Kingdom)                                                                        359,915
            914,285 Fannie Mae Ser. 97-43, Class G, 3s, 2027                                                898,428
            161,753 Freddie Mac Ser. 1876, Class B, Principal Only (PO),
                    zero %, 2026                                                                            158,291
            362,763 Government National Mortgage Association
                    Ser. 00-14, Class SD, 28.853s, 2030                                                     366,730
          4,200,000 Residential Mortgage Securities 144A FRB
                    Ser. 8, Class M, 6.038s, 2038                                                         6,077,102
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations
                    (cost $9,229,485)                                                                $    8,747,472

BRADY BONDS (2.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           302,400 Argentina (Republic of) debs. FRB 3 3/8s, 2005                                   $      165,564
          1,588,519 Brazil (Federal Republic of) bonds 8s, 2014                                           1,082,258
            135,000 Bulgaria (Government of) FRB, Ser. A, 4.563s, 2024                                      106,313
            285,000 Bulgaria (Government of) FLIRB, Ser. A, 4.563s, 2012                                    230,850
            237,600 Bulgaria (Government of) deb. FRB Ser. PDI,
                    4.563s, 2011                                                                            186,516
             54,450 Bulgaria (Government of) deb. FRB Ser. RPDI,
                    4.563s, 2011                                                                             42,743
            335,000 Peru (Republic of) FLIRB 3 3/4s, 2017                                                   217,750
            650,000 United Mexican States bonds Ser. B, 6 1/4s, 2019                                        620,750
            464,280 Venezuela (Republic of) deb. FRB Ser. DL,
                    4 3/4s, 2007                                                                            367,385
                                                                                                     --------------
                    Total Brady Bonds (cost $3,178,203)                                              $    3,020,129

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            191,962 Contifinancial Corp. Liquidating Trust units
                    8 1/8s, 2031                                                                     $       11,038
            200,000 Fresenius Medical Capital Trust II units 7.875%,
                    2008 (Germany)                                                                          200,000
                                                                                                     --------------
                    Total Units (cost $314,317)                                                      $      211,038

COMMON STOCKS (0.1%) (a) (cost $402,422) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                113 PSF Holdings LLC, Class A                                                        $      181,232

CONVERTIBLE BONDS AND NOTES (0.1%) (a) (cost $114,473)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
EUR   $     180,000 Colt Telecommunications Group PLC cv. notes
                    2s, 2007 (United Kingdom)                                                        $       92,391

PURCHASED OPTIONS OUTSTANDING (--%) (a) (cost $16,185)
                                                                                        EXPIRATION DATE/
                    CONTRACT AMOUNT                                                     STRIKE PRICEC         VALUE
-------------------------------------------------------------------------------------------------------------------

JPY   $   3,799,231 Japanese Government Bonds
                    10-year Future Contract (call)                                        Nov 01/
                                                                                          123.50 JPY $       14,057

WARRANTS (--%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                      DATE                  VALUE
-------------------------------------------------------------------------------------------------------------------
                270 ONO Finance PLC
                    (United Kingdom)                                                      2/15/11    $        9,725
                 50 Telehub Communications
                    Corp. 144A                                                            7/31/05                 1
                225 Versatel Telecom NV (Netherlands)                                     5/15/08               113
                                                                                                     --------------
                    Total Warrants (cost $41,279)                                                    $        9,839

SHORT-TERM INVESTMENTS (10.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           550,000 U.S. Treasury Bill zero %, December 13, 2001 (SEG)                               $      548,380
          5,000,000 Interest in $375,631,000 joint repurchase
                    agreement dated October 31, 2001 with
                    Chase Manhattan due November 1, 2001
                    with respect to various U.S. Government
                    obligations -- maturity value of $5,000,364
                    for an effective yield of 2.62%.                                                      5,000,000
          5,000,000 Interest in $400,000,000 joint repurchase
                    agreement dated October 31, 2001 with
                    Deutsche Bank due November 1, 2001
                    with respect to various U.S. Government
                    obligations -- maturity value of $5,000,364
                    for an effective yield of 2.62%.                                                      5,000,000
          5,355,000 Interest in $500,000,000 joint tri-party
                    repurchase agreement dated October 31,
                    2001 with Credit Suisse First Boston due
                    November 1, 2001 with respect to various
                    U.S. Government obligations -- maturity
                    value of $5,355,390 for an effective yield
                    of 2.62%.                                                                             5,355,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $15,903,380)                                  $   15,903,380
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $165,884,726) (b)                                        $  162,897,917
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $153,112,692.

  (b) The aggregate identified cost on a tax basis is $166,689,052, resulting in gross unrealized appreciation and depreciation of $2,588,989 and $6,380,124, respectively, or net unrealized depreciation of $3,791,135.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at October 31, 2001, which are subject to change based on the terms of the security.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at October 31, 2001:
      (as percentage of Market Value)

               Australia  1.7%             Netherlands      4.9
               Brazil     1.0              New Zealand      1.8
               Canada     6.1              Russia           1.0
               France     7.7              Spain            1.4
               Germany    6.2              United Kingdom   7.2
               Italy     11.2              United States   45.3
               Mexico     1.1              Other            3.4
                                                          -----
                                           Total          100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 2001
(aggregate face value $37,307,869)
                                                                   Unrealized
                                      Aggregate Face  Delivery    Appreciation/
                      Market Value         Value        Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $ 4,059,396    $  4,079,169    12/19/01     $ (19,773)
British Pounds           2,676,243       2,723,589    12/19/01       (47,346)
Canadian Dollar            858,677         869,981    12/19/01       (11,304)
Euro                     3,733,118       3,768,379    12/19/01       (35,261)
Japanese Yen            19,852,589      20,237,312    12/19/01      (384,723)
Norwegian Krone          1,511,343       1,524,655    12/19/01       (13,312)
Swedish Krona            3,659,090       3,689,281    12/19/01       (30,191)
Swiss Franc                431,953         415,503    12/19/01        16,450
------------------------------------------------------------------------------
                                                                   $(525,460)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 2001
(aggregate face value $66,326,749)
                                                                   Unrealized
                          Market      Aggregate Face  Delivery    Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars    $  2,045,714    $  2,057,801    12/19/01      $ 12,087
British Pounds          16,735,031      16,655,074    12/19/01       (79,957)
Canadian Dollar          7,452,083       7,646,352    12/19/01       194,269
Danish Krone               339,413         335,053    12/19/01        (4,360)
Euro                    29,459,037      29,489,236    12/19/01        30,199
Japanese Yen             2,073,338       2,095,804    12/19/01        22,466
New Zealand Dollar       4,472,631       4,660,192    12/19/01       187,561
Swedish Krona            3,389,971       3,387,237    12/19/01        (2,734)
------------------------------------------------------------------------------
                                                                    $359,531
------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001
                                                                   Unrealized
                                      Aggregate Face  Expiration  Appreciation/
                       Total Value         Value         Date    (Depreciation)
------------------------------------------------------------------------------
Euro 90 day (Short)    $ 7,830,800     $ 7,831,864      Mar-02     $   1,064
Euro 90 day (Long)       7,813,600       7,813,336      Jun-02           264
Euro-BOBL (Long)         9,290,856       9,077,368      Dec-01       213,488
Euro-Bund (Short)        7,564,201       7,422,767      Dec-01      (141,434)
Japanese
Government Bond
10 yr. (Long)           15,291,241      15,209,113      Dec-01        82,128
U.S. Treasury Bond
5 yr. (Short)           11,205,656      10,802,496      Dec-01      (403,160)
U.S. Treasury Bond
20 yr. (Short)             110,438         105,793      Dec-01        (4,645)
U.S. Treasury Note
10 yr. (Long)              334,547         318,833      Dec-01        15,714
------------------------------------------------------------------------------
                                                                   $(236,581)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $165,884,726) (Note 1)    $162,897,917
-------------------------------------------------------------------------------------------
Cash                                                                                  8,733
-------------------------------------------------------------------------------------------
Foreign currency (cost $306,305)                                                    290,963
-------------------------------------------------------------------------------------------
Interest, dividends and other receivables                                         2,102,468
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               82,637
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    7,955,417
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             563,086
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                            94,287
-------------------------------------------------------------------------------------------
Total assets                                                                    173,995,508

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               105,491
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 19,201,191
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          196,957
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        275,309
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           83,775
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       44,442
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            801
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               56,258
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                729,015
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              171,269
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               18,308
-------------------------------------------------------------------------------------------
Total liabilities                                                                20,882,816
-------------------------------------------------------------------------------------------
Net assets                                                                     $153,112,692

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $217,638,379
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        317,200
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (61,348,496)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                     (3,494,391)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $153,112,692

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($82,093,117 divided by 7,482,702 shares)                                            $10.97
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $10.97)*                              $11.52
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($18,123,313 divided by 1,656,259 shares)**                                          $10.94
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($415,409 divided by 37,909 shares)**                                                $10.96
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($52,480,853 divided by 4,808,389 shares)                                            $10.91
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $10.91)*                              $11.28
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2001
Interest income                                                                 $12,165,905
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,293,053
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      320,643
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,644
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,987
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               216,647
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               208,749
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 3,481
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               383,256
-------------------------------------------------------------------------------------------
Other                                                                               184,910
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,633,370
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (36,413)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,596,957
-------------------------------------------------------------------------------------------
Net investment income                                                             9,568,948
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (3,915,235)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (728,280)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                156,360
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (4,837,457)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                         79,427
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                  731,950
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written options during the year                                    13,277,906
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,764,671
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $14,333,619
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended October 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  9,568,948     $ 15,640,981
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                          (9,245,185)     (20,984,430)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies           14,009,856       (8,239,625)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        14,333,619      (13,583,074)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (1,218,966)              --
--------------------------------------------------------------------------------------------------
   Class B                                                               (253,310)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                 (4,172)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,053,848)              --
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                             (3,549,878)      (6,113,986)
--------------------------------------------------------------------------------------------------
   Class B                                                               (737,693)      (1,246,207)
--------------------------------------------------------------------------------------------------
   Class C                                                                (12,150)          (9,462)
--------------------------------------------------------------------------------------------------
   Class M                                                             (3,069,026)      (8,639,053)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (71,415,357)    (114,702,986)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (66,980,781)    (144,294,768)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     220,093,473      364,388,241
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $317,200 and $1,521,882, respectively)                     $153,112,692     $220,093,473
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.77       $11.91       $12.82       $13.94       $14.49
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .58          .63          .62          .77          .71
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .23        (1.12)        (.72)        (.95)        (.24)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .81         (.49)        (.10)        (.18)         .47
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.16)          --         (.62)        (.47)        (.59)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.10)          --         (.43)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.45)        (.65)        (.09)        (.47)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.61)        (.65)        (.81)        (.94)       (1.02)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.97       $10.77       $11.91       $12.82       $13.94
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.63        (4.24)       (0.85)       (1.14)        3.38
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $82,093      $91,173     $132,600     $253,611     $316,837
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.24         1.19         1.21         1.26         1.29
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.32         5.57         5.02         5.90         4.90
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                292.73(d)    301.44       290.27       561.48       638.66
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.74       $11.88       $12.79       $13.90       $14.45
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .50          .54          .55          .67          .59
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .22        (1.12)        (.74)        (.94)        (.23)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .72         (.58)        (.19)        (.27)         .36
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.13)          --         (.55)        (.42)        (.52)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.09)          --         (.39)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.39)        (.56)        (.08)        (.42)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.52)        (.56)        (.72)        (.84)        (.91)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.94       $10.74       $11.88       $12.79       $13.90
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.85        (4.98)       (1.58)       (1.87)        2.62
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $18,123      $21,293      $30,310      $36,017      $41,322
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.99         1.94         1.96         2.01         2.04
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.58         4.83         4.26         5.17         4.22
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                292.73(d)    301.44       290.27       561.48       638.66
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                 Year ended October 31    October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.75       $11.91       $12.05
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (a)                .49          .55          .14
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .24        (1.14)        (.10)
---------------------------------------------------------------------------
Total from
investment operations                    .73         (.59)         .04
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.13)          --         (.14)
---------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.02)
---------------------------------------------------------------------------
From return of capital                  (.39)        (.57)        (.02)
---------------------------------------------------------------------------
Total distributions                     (.52)        (.57)        (.18)
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.96       $10.75       $11.91
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.94        (5.07)         .37*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $415         $298          $50
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.99         1.94          .53*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.52         4.93         1.29*
---------------------------------------------------------------------------
Portfolio turnover (%)                292.73(d)    301.44       290.27
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.72       $11.86       $12.77       $13.89       $14.44
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .57          .60          .59          .76          .66
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .20        (1.12)        (.72)        (.95)        (.23)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .77         (.52)        (.13)        (.19)         .43
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.15)          --         (.59)        (.46)        (.56)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.10)          --         (.42)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.43)        (.62)        (.09)        (.47)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.58)        (.62)        (.78)        (.93)        (.98)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.91       $10.72       $11.86       $12.77       $13.89
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.31        (4.49)       (1.10)       (1.28)        3.15
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $52,481     $107,329     $201,429     $213,868       $2,506
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.49         1.44         1.46         1.51         1.54
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.18         5.31         4.76         5.55         4.74
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                292.73(d)    301.44       290.27       561.48       638.66
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

Putnam Global Governmental Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of foreign or U.S. government entities, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return, consistent with high current income.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Discounts on zero coupon bonds, original issue discount bonds and stepped-coupon bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2001, the fund had no borrowings against the line of credit.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $60,906,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 5,449,000    October 31, 2003
    24,813,000    October 31, 2006
    21,627,000    October 31, 2007
     7,903,000    October 31, 2008
     1,114,000    October 31, 2009

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, both realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2001, the fund reclassified $8,243,334 to decrease undistributed net investment income and $8,248 to increase paid-in-capital, with a decrease to accumulated net realized losses of $8,235,086. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2001, the fund's expenses were reduced by $36,413 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $705 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $4,548 and $22,362 from the sale of class A and class M shares, respectively, and received $30,274 and $91 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received $729 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $341,845,382 and $447,511,199, respectively. Purchases and sales of U.S. government obligations aggregated $572,123,272 and $568,944,251, respectively.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                         $  5,400,000           $  16,645
---------------------------------------------------------------------------
Options written                             25,198,422             213,094
---------------------------------------------------------------------------
Options expired                                     --                  --
---------------------------------------------------------------------------
Options closed                             (30,598,422)           (229,739)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                               $         --           $      --
---------------------------------------------------------------------------

Note 4
Capital shares

At October 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,321,874        $ 25,689,134
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  334,708           3,665,622
---------------------------------------------------------------------------
                                             2,656,582          29,354,756

Shares
repurchased                                 (3,640,881)        (40,184,238)
---------------------------------------------------------------------------
Net decrease                                  (984,299)       $(10,829,482)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    843,538        $  9,571,178
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  406,243           4,588,353
---------------------------------------------------------------------------
                                             1,249,781          14,159,531

Shares
repurchased                                 (3,913,548)        (44,637,743)
---------------------------------------------------------------------------
Net decrease                                (2,663,767)       $(30,478,212)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    665,563        $  7,305,267
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   78,427             857,116
---------------------------------------------------------------------------
                                               743,990           8,162,383

Shares
repurchased                                 (1,070,587)        (11,775,084)
---------------------------------------------------------------------------
Net decrease                                  (326,597)       $ (3,612,701)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    386,144       $   4,378,934
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   94,681           1,066,627
---------------------------------------------------------------------------
                                               480,825           5,445,561

Shares
repurchased                                 (1,049,144)        (11,918,486)
---------------------------------------------------------------------------
Net decrease                                  (568,319)      $  (6,472,925)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     45,579           $ 505,865
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,312              14,338
---------------------------------------------------------------------------
                                                46,891             520,203

Shares
repurchased                                    (36,725)           (409,780)
---------------------------------------------------------------------------
Net increase                                    10,166           $ 110,423
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     37,392           $ 419,527
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      751              8,337
---------------------------------------------------------------------------
                                                38,143             427,864

Shares
repurchased                                    (14,564)           (163,721)
---------------------------------------------------------------------------
Net increase                                    23,579           $ 264,143
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    839,117        $  9,178,878
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,002              41,383
---------------------------------------------------------------------------
                                               843,119           9,220,261

Shares
repurchased                                 (6,048,713)        (66,303,858)
---------------------------------------------------------------------------
Net decrease                                (5,205,594)       $(57,083,597)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    216,388        $  2,458,808
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,383              60,537
---------------------------------------------------------------------------
                                               221,771           2,519,345

Shares
repurchased                                 (7,189,761)        (80,535,337)
---------------------------------------------------------------------------
Net decrease                                (6,967,990)       $(78,015,992)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.

---------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

For the year ended October 31, 2001, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is primarily due to foreign currency losses.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

D. William Kohli
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Governmental Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN031-76253  041/220/906  12/01